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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Stanley, Inc. (the "Company") on Form 10-K for the fiscal year ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Philip O. Nolan, Chairman, President and Chief Executive Officer of the Company, and Brian J. Clark, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to § 906 of The Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ PHILIP O. NOLAN Philip O. Nolan Chairman, President and Chief Executive Officer May 20, 2010
/s/ BRIAN J. CLARK Brian J. Clark Executive Vice President, Chief Financial Officer and Treasurer May 20, 2010

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002